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                                                                    Exhibit 10-m

                               THIRD AMENDMENT TO
             SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

      THIS THIRD AMENDMENT (the "Amendment"), dated as of September 25, 2003, is entered into among ArvinMeritor Receivables Corporation, a Delaware corporation (the "Seller"), ArvinMeritor, Inc., an Indiana corporation (the "Initial Collection Agent," and, together with any successor thereto, the "Collection Agent"), the Related Committed Purchasers party hereto (the "Related Committed Purchasers"), Credit Lyonnais, acting through its New York Branch, as agent for the Purchasers (the "Agent") and as a Purchaser Agent, Bayerische Landesbank, New York Branch ("BayernLB"), as a Purchaser Agent and ABN AMRO Bank N.V. ("ABN AMRO"), as a Purchaser Agent.

      Reference is hereby made to that certain Second Amended and Restated Receivables Sale Agreement, dated as of September 26, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"), among the Seller, the Initial Collection Agent, the Conduit Purchasers from time to time party thereto, the Agent, BayernLB, ABN AMRO and the other Purchaser Agents from time to time party thereto. Terms used herein and not otherwise defined herein which are defined in the Sale Agreement or the other Transaction Documents (as defined in the Sale Agreement) shall have the same meaning herein as defined therein.

      For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

            (i) The defined term "Scheduled Termination Date" appearing in
      Schedule I to the Sale Agreement is amended in its entirety to be and to read as follows:

                "Scheduled Termination Date" means September 23, 2004.

            (ii) Section 5.1(i) of the Sale Agreement shall be amended by adding at the end thereof the following:

            "Notwithstanding anything contained in this subsection (i) to the contrary, Roll Coater, Inc., ArvinMeritor OE, LLC, Meritor Heavy Systems
      (USA), Inc. and Meritor Heavy Vehicles Systems, LLC shall not be required to have standing instructions to deliver payments on the Receivables to a Lock-Box or a Lock-Box Account in place at all times with all of their respective Obligors so long as the aggregate amount of such payments that are not deposited directly by such Obligors into a Lock-Box or a Lock-Box Account does not exceed in the aggregate $4,000,000 in any single calendar month. When the Seller receives such payments, it shall hold such payments in trust for the benefit of the Agent, the Purchaser Agents and the Purchasers and promptly (but in any event within two Business Days after receipt) remit, or cause to be remitted, such funds
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      into Account No. 758111856, 758111843 or 758111830 at National City Bank
      of Indiana, in Indianapolis, Indiana, Account No. 840913937 at National City Bank, in Indianapolis, Indiana, or any other Lock-Box Account.

      Section 2. This Agreement shall become effective only once the Agent has received, in form and substance satisfactory to the Agent, all documents and certificates as the Agent may be reasonably request and all other matters incident to the execution hereof are satisfactory to the Agent.

      Section 3. To induce the Agent and the Related Committed Purchasers to enter into this Amendment, the Seller and Collection Agent represent and warrant to the Agent and the Related Committed Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);
(b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Collection Agent, enforceable against the Seller and the Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Collection Agent of this Amendment or the performance by the Seller or the Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

      Section 4. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

      Section 5. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Related Committed Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.


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      Section 6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.


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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        CREDIT LYONNAIS, acting through its
                                          New York Branch, as the Agent, as a
                                          Purchaser Agent and a Committed
                                          Purchaser

                                        By:   /s/ Richard T. McBride
                                           Name: Richard T. McBride
                                           Title: Director


                                        BAYERISCHE LANDESBANK, New York Branch,
                                          as a Purchaser Agent

                                        By: /s/ Alexander Kohnert
                                           Name: Alexander Kohnert
                                           Title:  Senior Vice President

                                        By: /s/ Lori-Ann Wynter
                                           Name: Lori-Ann Wynter
                                           Title: Vice President


                                        BAYERISCHE LANDESBANK, Cayman Islands
                                          Branch, as a Committed Purchaser

                                        By: /s/ Dietmar Rieg
                                           Name: Dietmar Rieg
                                           Title: Senior Vice President

                                        By: /s/ James H. Boyle
                                           Name: James H. Boyle
                                           Title: Vice President


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                                        ABN AMRO BANK N.V., as a Purchaser Agent
                                          and a Committed Purchaser

                                        By: /s/ Kevin G. Pilz
                                           Name: Kevin G. Pilz
                                           Title: Vice President

                                        By: /s/ Thomas J. Educate
                                           Name: Thomas J. Educate
                                           Title: Senior Vice President


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                                        ARVINMERITOR RECEIVABLES CORPORATION, as
                                          the Seller

                                        By: /s/ Brian Casey
                                           Name: Brian Casey
                                           Title: Treasurer


                                        ARVINMERITOR, INC., as the Initial
                                          Collection Agent

                                        By: /s/ Brian Casey
                                           Name: Brian Casey
                                           Title: VP & Treasurer


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